Exhibit 1.1

CHEMOMAB THERAPEUTICS LTD.

Up to [•] American Depositary Shares

Or [•] Pre-funded Warrants to Purchase American Depositary Shares

And [•] Warrants to Purchase American Depositary Shares

UNDERWRITING AGREEMENT

                                                                                                                            [•], 2023

Aegis Capital Corp.
as Representative of the several
Underwriters named in Schedule I hereto
1345 Avenue of the Americas, 27th Floor
New York, NY 10105

Ladies and Gentlemen:

Chemomab Therapeutics Ltd., a company organized and existing under the laws of the State of Israel (the “Company”), proposes, subject to the terms and conditions contained herein, to sell to you and the other underwriters (the “Underwriters”) named on Schedule I to this Underwriting Agreement (this “Agreement”), for whom you are acting as Representative, if any (the “Representative”), an aggregate of  (A) up to [•] (i) American Depositary Shares, or “ADS” (the “Firm Shares”), each representing 20 ordinary shares, no par value per share, of the Company (the “Ordinary Shares”) or (ii) [•]  pre-funded warrants to purchase up to [•]  ADSs at an exercise price of $0.01 per share, in the form attached hereto as Exhibit A (the “Pre-Funded Warrants”) and (B) [•] warrants, each warrant exercisable for one ADS at an exercise price of $[•] per ADS with a term of five years, in the form attached hereto as Exhibit B (the “Common Warrants” and together with the Pre-funded Warrants, the “Warrants”).  The Firm Shares and Pre-Funded Warrants and the accompanying Warrants in the transaction will be sold as units (the “Firm Units”), with each Firm Unit consisting of (i) one Firm Share or one Pre-Funded Warrant to purchase one Warrant Share (as defined below) and (ii) one Common Warrant to purchase one Warrant Share. The Firm Shares and/or Pre-Funded Warrants and Warrants will be issued separately but will be purchased together in this offering.

In addition, the Company proposes to grant to the Representative an option to purchase, in the aggregate, up to [•] additional ADSs and/or Pre-funded Warrants to purchase ADSs, representing 15.0% of the Firm Units, and/or up to [•]  additional Warrants to purchase an aggregate of an additional [•] ADSs, representing 15.0% of the Firm Units sold in the offering (the “Option Units”).

The Firm Units and Option Units are referred to herein as “Units”. The ADSs issuable upon exercise of the Warrants are referred to herein as the “Warrant Shares.” The Shares, the Warrants, the Warrant Shares are collectively called the “Securities.”

The Securities are to be issued pursuant to that certain deposit agreement (the “Deposit Agreement”), dated as of February 14, 2019, among the Company, the Bank of New York Mellon as depositary (the “Depositary”), and the holders and beneficial owners from time to time of the ADSs.

 The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the published rules and regulations thereunder (the “Rules”) adopted by the Securities and Exchange Commission (the “Commission”), a Registration Statement (as hereinafter defined) on Form S-1 (No. 333-269218), including a preliminary prospectus, and such amendments thereof as may have been required to the date of this Agreement.  Copies of such Registration Statement (including all amendments thereof) and of the related Preliminary Prospectus (as hereinafter defined) have heretofore been delivered by the Company or are otherwise available to you.  The term “Preliminary Prospectus” means any preliminary prospectus included at any time as a part of the Registration Statement or filed with the Commission by the Company pursuant to Rule 424(a) of the Rules. The term “Registration Statement” as used in this Agreement means the initial registration statement (including all exhibits and financial schedules and all documents and information deemed to be part of the Registration Statement by incorporation by reference or otherwise), as amended at the time and on the date it becomes effective (the “Effective Date”), including the information (if any) contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and deemed to be part thereof at the time of effectiveness pursuant to Rule 430A of the Rules.  If the Company has filed an abbreviated registration statement to register additional Securities pursuant to Rule 462(b) under the Rules (the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement.  The term “Prospectus” as used in this Agreement means the prospectus in the form included in the Registration Statement at the time of effectiveness or, if Rule 430A of the Rules is relied on, the term Prospectus shall also include the final prospectus filed with the Commission pursuant to and within the time limits described in Rule 424(b) of the Rules.

The Company understands that the Underwriters propose to make a public offering of the Securities, as set forth in and pursuant to the Statutory Prospectus (as hereinafter defined) and the Prospectus, as soon after the Effective Date and the date of this Agreement as the Representative deems advisable.  The Company hereby confirms that the Underwriters and dealers have been authorized to distribute or cause to be distributed each Preliminary Prospectus, and, if applicable, each Issuer Free Writing Prospectus (as hereinafter defined) and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

1.          Sale, Purchase, Delivery and Payment for the Securities.  On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

            (a)          The Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, the number of Firm Units set forth opposite the name of such Underwriter under the columns “Number of Firm Units to be Purchased” on Schedule I to this Agreement. The combined purchase price for one Firm Share and one Common Warrant (each, a “Common Unit”) shall be $[●] (93% of the price offered to the public). The combined purchase price for one Pre-Funded Warrant and one Common Warrant (each , a “Pre-Funded Unit” shall be $[●] (93% of the price offered to the public minus $0.001).

           (b)          Delivery of certificates for the Firm Shares shall be made through the facilities of the Depository Trust Company (“DTC”), New York, New York, at the offices of Aegis Capital Corp., 1345 Avenue of the Americas, 27th Floor, New York, New York 10105, at 10:00 a.m., New York City time, on the second business day following the date of this Agreement or at such time on such other date, not later than ten (10) business days after the date of this Agreement, as shall be agreed upon by the Company and the Representative (such time and date of delivery and payment are called the “Firm Units Closing Date”). The Firm UnitsClosing Date and any Additional Closing Date (as defined below) are called, individually, a “Closing Date” and, together, the “Closing Dates.”

           (c)          Payment for the Firm Units shall be made to the Company by wire transfer of immediately available funds or by certified or official bank check or checks payable in New York Clearing House (same day) funds drawn to the order of the Company, against delivery of the respective certificates to the Representative for the respective accounts of the Underwriters of certificates for the Shares and/or Warrants to be purchased by them.

           (d)          Two (2) business days prior to any Closing Date, the Representative shall provide the Company with a list of investors to which the Underwriters allocated Securities (the “Investor List”). The Investor List shall specify the name, address and number of Securities to be sold to each such investor. The Firm Shares shall be registered in such names and shall be in such denominations as the Representative shall request before the Firm Units Closing Date or, in the case of Option Shares (as defined below), on the day of the Over-Allotment Exercise Notice as described in Section 1(e) and shall be delivered by or on behalf of the Company to the Representative through the facilities of the DTC for the account of the Representative. Prior to the Closing Date, the Company shall provide drafts of the Warrants to the Representative for review. On the Closing Date, the Company shall deliver the Warrants by mailing such instruments to each investor in accordance with the Investor List through a U.S. nationally recognized overnight courier service.

           (e)          The Representative is hereby granted an option (the “Over-Allotment Option”) to purchase, in the aggregate, up to [●] additional ADSs and/or Pre-funded Warrants to purchase Warrant Shares, representing 15.0% of the Firm Units sold in the offering from the Company (the “Option Shares” or “Option Pre-funded Warrants,” as applicable) and/or up to [●] additional Warrants to purchase an aggregate of an additional [●] Warrant Shares, representing 15.0% of the Firm Units sold in the offering from the Company (the “Option Warrants”). The purchase price to be paid per Option Share or Option Pre-funded Unit shall be equal to the price per Common Unit or Pre-funded Unit set forth in Section 1(a) hereof minus $0.01 and the purchase price to be paid per Option Warrant shall be equal to $0.01 per Option Warrant. The Over-allotment Option is, at the Representative’s sole discretion, for Option Shares and Option Warrants together, Option Pre-funded Warrants and Option Warrants together, solely Option Shares, solely Option Pre-funded Warrants, solely Option Warrants, or any combination thereof (each, an “Option Security” and collectively, the “Option Securities”). The Representative may cancel any exercise of the Over-Allotment Option at any time prior to the Closing Date or the applicable Additional Closing Date, as the case may be, by giving written notice of such cancellation to the Company.

The Over-Allotment Exercise Notice shall set forth:

(A) the aggregate number of Option Units as to which the Over-Allotment Option is being exercised;

(B) the purchase price for the Option Units;

(C) the names and denominations in which the Option Units are to be registered; and

(D) the applicable Additional Closing Date, which may be the same date and time as the Closing Date but shall not be earlier than the Closing Date nor later than the thirtieth (30th) day following the Closing Date.

Payment for the Option Units (the “Option Securities Payment”) shall be made by wire transfer in immediately available funds to the accounts specified by the Company to the Representative at the offices of Aegis Capital Corp., 1345 Avenue of the Americas, 27th Floor, New York, New York 10105, at 10:00 a.m., New York City time on the date specified in the corresponding Over-Allotment Exercise Notice, or at such other place on the same or such other date and time, not later than the fifth business day thereafter, as the Representative and the Company may agree upon in writing (an “Additional Closing Date”). The Option Securities Payment shall be made against delivery to the Representative for its account of the Option Units to be purchased on any Additional Closing Date, with any transfer taxes, stamp duties and other similar taxes payable in connection with the sale of the Option Securities duly paid by the Company.

2.          Representations and Warranties of the Company.  The Company represents and warrants to each Underwriter as of the date hereof and as of the Closing Date, as follows:

             (a)          On the Effective Date, the Registration Statement complied, and on the date of the  Prospectus, the date any post-effective amendment to the Registration Statement becomes effective, the date any supplement or amendment to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the requirements of the Securities Act and the Rules and the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the Commission thereunder.  Neither the Registration Statement nor any amendments thereto as of the times they became effective, contained any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the Effective Date and the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment or supplement of either of the foregoing, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.  When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.  If applicable, each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission’s Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”), except to the extent permitted by Regulation S-T.  Notwithstanding the foregoing, none of the representations and warranties in this Section 2(a) shall apply to statements in, or omissions from, the Registration Statement, any Preliminary Prospectus or the Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Representative on behalf of the several Underwriters specifically for use in the Registration Statement, any Preliminary Prospectus or the Prospectus, as the case may be.  With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Representative on behalf of the several Underwriters for use in the Registration Statement, any Preliminary Prospectus or the Prospectus is the statements contained in the [•] and [•] paragraphs under the caption “Underwriting” in the Prospectus (collectively, the “Underwriter Information”).

(b)          As of the Applicable Time (as hereinafter defined), none of (i) the price to the public and the number of Securities offered and sold, as indicated on the cover page of the Prospectus and the Statutory Prospectus (as hereinafter defined), all considered together (collectively, the “General Disclosure Package”), (ii) any individual Issuer Free Writing Prospectus when considered together with the General Disclosure Package, and (iii) any individual Written Testing-the Waters Communication (as defined herein), when considered together with the General Disclosure Package, included, includes or will include any untrue statement of a material fact or omitted, omits or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements in or omissions in the General Disclosure Package made in reliance upon and in conformity with the Underwriter Information.

Each Issuer Free Writing Prospectus (as hereinafter defined), including any electronic road show (including without limitation any “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act) (each, a “Road Show”) (i) is identified in Schedule III hereto and (ii) complied when issued, and complies, in all material respects with the requirements of the Securities Act and the Rules and the Exchange Act and the rules and regulations of the Commission thereunder. The Company has made at least one version of the Road Show available without restriction by means of graphic communication to any person, including any potential investor in the Securities (and if there is more than one version of a Road Show for the offering that is a written communication, the version available without restriction was made available no later than the other versions).

As used in this Section and elsewhere in this Agreement:

“Applicable Time” means [•] [a.m.][p.m.] (Eastern time) on the date of this Agreement.

“Statutory Prospectus” as of any time means the Preliminary Prospectus relating to the Securities that is included in the Registration Statement immediately prior to the Applicable Time.

“Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Securities, including, without limitation, each Road Show.

              (c)          The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of any Preliminary Prospectus, the Prospectus or any “free writing prospectus,” as defined in Rule 405 under the Rules, has been issued by the Commission and no proceedings for that purpose have been instituted or, to the Company’s knowledge, have been threatened under the Securities Act. Any required filing of any Preliminary Prospectus and/or the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b).  Any material required to be filed by the Company pursuant to Rule 433(d) or Rule 163(b)(2) of the Rules has been or will be made in the manner and within the time period required by such Rules.

             (d)            Each Issuer Free Writing Prospectus, if any, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Representative as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus.

       If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company has promptly notified or will promptly notify the Representative and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

             (e)           The financial statements of the Company (including all notes and schedules thereto) included in the Registration Statement, the Statutory Prospectus and Prospectus present fairly, in all material respects, the financial condition of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, shareholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; and such financial statements and related schedules and notes thereto, and the unaudited financial information filed with the Commission as part of the Registration Statement, have been prepared in conformity with  generally accepted accounting principles, consistently applied throughout the periods involved, except as may be expressly stated in the related notes thereto.  The summary and selected financial data included in the Statutory Prospectus and Prospectus present fairly the information shown therein as of the respective dates and for the respective periods specified and have been presented on a basis consistent with the consolidated financial statements set forth in the Prospectus.

(f)           Somekh Chaikin, a member firm of KPMG International (the “Auditor”), whose reports are filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Rules.

(g)          The Company and each of its subsidiaries, including each entity (corporation, partnership, joint venture, association or other business organization) controlled directly or indirectly by the Company (each, a “subsidiary”), is duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization and each such entity has all requisite power and authority to carry on its business as is currently being conducted as described in the Statutory Prospectus and the Prospectus, and to own, lease and operate its properties and to enter into and perform its obligations pursuant to the public offer and sale of Securities and this Agreement.  All of the issued shares of capital stock of, or other ownership interests in, each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are owned, directly or indirectly, by the Company, free and clear of any lien, charge, mortgage, pledge, security interest, claim, limitation on voting rights, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever. The Company and each of its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not have a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole or in the context of the public offer and sale of the Securities or underwriting of the Securities (a “Material Adverse Effect”); and to the Company’s knowledge, no proceeding has been instituted or, to the knowledge of the Company, is threatened in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification or taken against it for its winding-up, liquidation or dissolution or for any similar or analogous proceeding in any jurisdiction, or for it to enter into any arrangement or composition for the benefit of creditors, or for the appointment of a receiver, administrative receiver, trustee or similar officer. None of the Company nor any of its Israeli subsidiaries is designated as a “breaching company” (within the meaning of the Israeli Companies Law, 5759-1999 (together with the regulations promulgated thereunder, the “Israeli Companies Law”)) by the registrar of companies of the State of Israel (the “Registrar of Companies”), nor has a proceeding been instituted in Israel by the Registrar of Companies of the State of Israel for the dissolution of the Company or any of its Israeli subsidiaries, and other than with respect to that certain notices to Chemomab Ltd. and Chemomab Therapeutics Israel Ltd. received in March 2023, there is no basis for such designation.

             (h)           (i) At the time of filing the Registration Statement and (ii) on the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 of the Rules, including (but not limited to) the Company or any other subsidiary in the preceding three (3) years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 of the Rules.

             (i)            Except as described in the Statutory Prospectus and the Prospectus, and as would not reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect, the Company and each of its subsidiaries (i) owns or possesses, or can promptly acquire on reasonable terms, adequate rights to use all patents, patent rights, inventions, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems, processes or procedures) and other similar rights and proprietary knowledge (in each case, whether registered or not and including applications for registration) (collectively, “Intellectual Property”) necessary for the conduct of its business as currently conducted and as proposed to be conducted in the Statutory Prospectus and the Prospectus.  Neither the Company nor any of its subsidiaries has received any notice of, or is not aware of, any infringement of or conflict with asserted rights of others with respect to any Intellectual Property and neither the Company nor any of its subsidiaries has knowledge of any infringement of or conflict with asserted rights of others or of any infringement of, or conflict with the Company and its subsidiaries’ rights with respect to any Intellectual Property, (ii) the Company and each of its subsidiaries processes employed and the products and services dealt in by the Company or any of its subsidiaries do not, to its knowledge, infringe Intellectual Property of a third party and neither of the Company nor any of its subsidiaries has received any notice of infringement of or conflict with, and neither of the Company nor any of its subsidiaries has knowledge of any infringement of or conflict with, asserted rights of a third party with respect to any Intellectual Property, except for or in respect of any such infringements or conflicts that would not, individually or in the aggregate, have a Material Adverse Effect, (iii) except as described in the Statutory Prospectus and the Prospectus, neither the Company nor any of its subsidiaries is obligated to pay a royalty, grant a license or provide other consideration to any third party in connection with its Intellectual Property, and the public offer and sale of Securities will not trigger such payment, except for any such obligations that would not, individually or in the aggregate, have a Material Adverse Effect.

             (j)            The Company and each of its subsidiaries has good and marketable title in fee simple to all real property, and good and marketable title to all other property owned by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, except such as do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries.  All property held under lease by the Company and its subsidiaries is held by them under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are not material and do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries.

(k)           The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Prospectus, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The Company has never been an issuer subject to Rule 144(i) under the Securities Act.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.  The agreements and documents described in the Registration Statement, the Preliminary Prospectus, the General Disclosure Package, the Prospectus, and the SEC Reports conform in all material aspects to the descriptions thereof contained therein and there are no agreements or other documents required by the Securities Act and the Rules to be described in the Registration Statement, the Preliminary Prospectus, the General Disclosure Package, the Prospectus or the SEC Reports or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which it is or may be bound or affected that has been filed or incorporated by reference as an exhibit pursuant to Item 601(b)(4) or (10) of Regulation S-K to the Registration Statement or identified in a Current Report on Form 8-K filed by the Company pursuant to Item 1.01 or 2.03 of such Form 8-K since December 31, 2020 (each, a “Material Contract”), is in full force and effect in all material respects and is enforceable against the Company in accordance with its terms. To the best of the Company’s knowledge, performance by the Company of the material provisions of such Material Contracts will not result in a material violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

(l)           Subsequent to the respective dates as of which information is given in the Registration Statement, the Statutory Prospectus and the Prospectus, (i) there has not been any event which could have a Material Adverse Effect; (ii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would have a Material Adverse Effect; and (iii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, as described in the Statutory Prospectus and the Prospectus, neither the Company nor its subsidiaries has (A) issued any securities (other than securities issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans, or pursuant to outstanding options, rights or warrants) or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (B) entered into any transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

            (m)           There is no document, contract or other agreement required to be described in the Registration Statement, the Statutory Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or Rules.  Each description of a contract, document or other agreement in the Registration Statement, the Statutory Prospectus or the Prospectus accurately reflects in all material respects the terms of the underlying contract, document or other agreement.  Each contract, document or other agreement described in the Registration Statement, the Statutory Prospectus or the Prospectus or listed in the exhibits to the Registration Statement is in full force and effect and is valid and enforceable by and against the Company or its subsidiary, as the case may be, in accordance with its terms.  Neither the Company nor any of its subsidiaries, if a subsidiary is a party, nor to the Company’s knowledge, any other party, is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and, to the Company’s knowledge, no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would have a Material Adverse Effect.  No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or its subsidiary, if a subsidiary is a party thereto, of any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which Company or its properties or business or a subsidiary or its properties or business may be bound or affected which default or event, individually or in the aggregate, would have a Material Adverse Effect.

              (n)           The statistical and market related data included in the Registration Statement, the Statutory Prospectus or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate.

              (o)          Except as would not reasonably be expected to have a Material Adverse Effect, neither the Company nor any subsidiary of the Company (i) is in violation of its certificate or articles of incorporation, articles of association, bylaws, certificate of formation, limited liability company agreement, partnership agreement or any other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time, or both, would constitute a default under, or result in the creation or imposition of any lien, charge, mortgage, pledge, security interest, claim, limitation on voting rights, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever, upon, any property or assets of the Company or any subsidiary pursuant to, any bond, debenture, note, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, including any instrument of approval granted to any of them by the Israel Innovation Authority of the Israeli Ministry of Economy and Industry (the “Innovation Authority”), or (iii) is in violation of any applicable statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic.

             (p)            This Agreement and the Warrants have been duly authorized, executed and delivered by the Company and each, assuming the due authorization, execution and delivery by the other parties hereto, constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, except as (i) the enforcement hereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (whether considered in a proceeding at law or in equity) relating to enforceability and (ii) rights to indemnification and contribution hereunder may be limited by applicable law and public policy considerations.

(q)          All necessary corporate action has been duly and validly taken by the Company, including, to the extent applicable, under Chapter 5 of Part VI of the Israeli Companies Law, for the offer, issuance and sale of the Securities (including the issuance of the Ordinary Shares underlying the Firm Shares, Option Shares and Warrant Shares and the Warrant Shares underlying the Warrants) and the execution, delivery and performance of its obligations under this Agreement.

(r)          The Company is in compliance in all material respects with the Israeli Companies Law and the Israeli Securities Law, 5728-1968, as amended, and the regulations promulgated thereunder (the “Israeli Securities Law”). Neither the Company nor any of its subsidiaries has received or claimed any tax benefits under the Israeli Law for the Encouragement of Capital Investments, 5719–1959.

              (s)          Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Securities and the issuance of the Ordinary Shares underlying the Securities) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which either the Company or its subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its subsidiaries or violate any provision of the articles of association, charter or bylaws or other organizational documents of the Company or any of its subsidiaries, except for such consents or waivers which have already been obtained and are in full force and effect.

      (t)           The Company has authorized and outstanding share capital as set forth under the caption “Capitalization” in the Statutory Prospectus and the Prospectus.  All of the issued and outstanding shares of the Company have been duly and validly issued and are fully paid and nonassessable under Israeli law and have been issued in compliance with the Israeli Securities Law and all federal, state and local laws of the United States.  There are no statutory preemptive rights, rights of first refusal or other similar rights to subscribe for or to purchase or acquire any securities of the Company or any of its subsidiaries, or any such rights pursuant to its articles of association, charter, certificate of incorporation or bylaws or any other applicable organizational documents or any agreement or instrument to or by which the Company or any of its subsidiaries is a party or bound.  The Securities and the Ordinary Shares underlying the Securities have been duly authorized for issuance and sale, as applicable, pursuant to this Agreement. When issued and sold, as applicable, pursuant to this Agreement, the Shares and the Ordinary Shares underlying the Shares will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right.  When paid for and issued in accordance with the Warrants, the Warrant Shares (including the Ordinary Shares underlying the Warrant Shares) will be validly issued, fully paid and non-assessable and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any shares of the Company or any of its subsidiaries or any security convertible into, or exercisable or exchangeable for, such shares. The exercise price of each option to acquire Ordinary Shares or ADSs (each, a “Company Stock Option”) is no less than the fair market value of an Ordinary Share or ADS as determined on the date of grant of such Company Stock Option.  All grants of Company Stock Options were validly issued and properly approved by the Board of Directors of the Company (and, if required, by a committee of the Board of Directors of the Company and/or the shareholders of the Company) in material compliance with all applicable laws and the terms of the plans under which such Company Stock Options were issued and were recorded on the Company’s financial statements, in accordance with GAAP, and no such grants involved any “back dating,” “forward dating,” “spring loading” or similar practices with respect to the effective date of grant. Each Company Stock Option that was intended to qualify for either the “capital gains track” or the “employment income track” of Section 102 of the Israeli Income Tax Ordinance (New Version), 5721-1961, and the rules and regulations promulgated thereunder, so qualifies as was indicated with respect to each such Company Stock Option at the date that such Company Stock Option was granted. The Securities conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Statutory Prospectus and the Prospectus.

             (u)            As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times from its duly authorized share capital, free of preemptive rights, a sufficient number of Ordinary Shares for the purpose of enabling the Company to issue Warrant Shares issuable upon exercise of outstanding Warrants.

             (v)             No holder of any security of the Company has any right, which has not been waived, to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder for a period of one hundred and eighty (180) days after the date of this Agreement.  Each director and executive officer of the Company and each shareholder of the Company or ADS holder listed on Schedule II hereto has delivered to the Representative his or her enforceable written lock-up agreement in the form attached to this Agreement as Exhibit C hereto (“Lock-Up Agreement”).

(w)          There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries could individually or in the aggregate have a Material Adverse Effect; and, to the knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

       (x)          All obligations of the Company and its Israeli subsidiaries to provide statutory severance pay to all its currently engaged employees in Israel (“Israeli Employees”) are, with such exceptions as are not material, in accordance with Section 14 of the Israeli Severance Pay Law, 5723-1963 (the “Severance Pay Law”) and are fully funded or, if not required to be funded, are accrued on the Company’s financial statements, and all such employees have been subject to the provisions of Section 14 of the Severance Pay Law with respect to their entire salary, as defined under the Severance Pay Law, from the date of commencement of their employment with the Company or its Israeli subsidiaries, and the Company and its Israeli subsidiaries have been, with such exceptions as are not material, in full compliance with the technical and substantive requirements for a Section 14 Arrangement with respect to severance pay with respect to 100% of such salary for which severance pay is due under the Severance Pay Law; and all amounts that the Company and its Israeli subsidiaries are required by contract or applicable law either (A) to deduct from Israeli Employees’ salaries or to transfer to such Israeli Employees’ pension or provident, life insurance, incapacity insurance, advance study fund or other similar funds or (B) to withhold from their Israeli Employees’ salaries and benefits and to pay to any Israeli governmental authority as required by applicable Israeli tax law, have, in each case, been duly and timely deducted, transferred, withheld and paid, and the Company and its Israeli subsidiaries have no outstanding obligation to make any such deduction, transfer, withholding or payment.

      (y)          Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a Material Adverse Effect.  The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which would have a Material Adverse Effect.  The Company is not aware of any threatened or pending litigation between the Company or its subsidiaries and any of its executive officers which, if adversely determined, could have a Material Adverse Effect and has no reason to believe that such executive officers will not remain in the employment of the Company or its subsidiaries.

      (z)          No transaction has occurred between or among the Company and any of its officers or directors, shareholders or any affiliate or affiliates of any such officer or director or shareholder that is required to be described in and is not described in the Registration Statement, the Statutory Prospectus and the Prospectus.

      (aa)         The Company has not taken, nor will it take, directly or indirectly, any action designed to, or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the ADSs, Ordinary Shares or any security of the Company to facilitate the sale or resale of any of the Securities.  In addition, neither the Company nor any of its subsidiaries has engaged in any form of solicitation, advertising or any other action constituting an offer or sale under the Israeli Securities Law in connection with the transactions contemplated hereby which would require the publication of a prospectus in the State of Israel under the laws of the State of Israel.

      (bb)          The Company and each of its subsidiaries has duly paid all national, including Israeli, regional and local taxes of any kind (including but not limited to, income taxes, capital gain taxes, withholding taxes, sales and transfer taxes, energy and real estate taxes, labor market and social contribution taxes, customs duties, value added tax, registration fees and similar levies, duties, charges, stamps and imposts of whatever nature as well as any penalty, fine, surcharge or interest relating thereto) which have become due and payable with regard to the period up to and including the date of this Agreement (other than tax deficiencies which the Company or any of its subsidiaries is contesting in good faith and for which the Company or any of its subsidiaries have provided adequate provisions if required by GAAP), except for such failures that would not, individually or in the aggregate, have a Material Adverse Effect. The Company and each of its subsidiaries has filed all federal, state, local and foreign, including Israeli, tax returns which are required to be filed through the date hereof, which returns are true and correct in all material respects or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. There are no tax audits or investigations pending, which if adversely determined would have a Material Adverse Effect; nor are there any material proposed additional tax assessments against the Company or any of its subsidiaries nor have any written claims been made by any governmental authority that the Company or its subsidiaries are or may be subject to tax or required to file a tax return in a jurisdiction where it does not file tax returns.

      (cc)          The Firm Shares, Option Shares, and the Warrant Shares have been duly authorized for quotation on The Nasdaq Capital Market, subject to official Notice of Issuance. A registration statement has been filed on Form 8-A pursuant to Section 12 of the Exchange Act, which registration statement complies in all material respects with the Exchange Act.

      (dd)          The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the ADSs under the Exchange Act or the quotation of the ADSs on the Nasdaq Capital Market, nor has the Company received any notification that the Commission or the Nasdaq Capital Market is contemplating terminating such registration or quotation.

      (ee)          The books, records and accounts of the Company and its subsidiaries accurately and fairly reflect the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its subsidiaries.  The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      (ff)            Except as may be disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act) and such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

      (gg)          Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, based on a reasonable evaluation of its disclosure controls and procedures, the Company is not aware of (i) any material weakness or significant deficiency in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls.

       (hh)          Except as described in the Statutory Prospectus and the Prospectus and as preapproved in accordance with the requirements set forth in Section 10A of the Exchange Act, the Auditor has not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

      (ii)           Except as described in the Statutory Prospectus and the Prospectus, there are no material off-balance sheet arrangements (as defined in Item 303 of Regulation S-K) that have or are reasonably likely to have a material current or future effect on the Company’s financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.

      (jj)           The Company’s Board of Directors has validly appointed an audit committee whose composition satisfies the requirements of Rule 5605 of the Nasdaq Stock Market and the Israeli Companies Law, and the Board of Directors and/or the audit committee has adopted a charter that satisfies the requirements of Rule 5605 of the Nasdaq Stock Market.  The audit committee has reviewed the adequacy of its charter within the past twelve (12) months.

             (kk)          The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), any related rules and regulations promulgated by the Commission and corporate governance requirements under applicable Nasdaq regulations upon the effectiveness of such provisions and has no reason to believe that it will not be able to comply with such provisions at the time of effectiveness. There is and has been no failure on the part of the Company or any of its directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act, including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications.

      (ll)             The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Statutory Prospectus and the Prospectus; all policies of insurance insuring the Company or any of its subsidiaries or the Company’s or its subsidiaries’ respective businesses, assets, employees, officers and directors are in full force and effect; the Company and each of its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and neither the Company nor any subsidiary of the Company has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.

      (mm)          Assuming that the Underwriters have not offered the Securities or otherwise engaged in solicitation, advertising or any other action constituting an offer to the public of the Securities under the Israeli Securities Law in Israel, no consent, approval, authorization, or order of, or filing or registration with, any person (including any governmental agency or body or any court),  is required to be obtained or made by or on behalf of the Company for the consummation of the transactions contemplated by this Agreement, including in connection with the offering, issuance and sale of the Securities, including the Ordinary Shares underlying the Shares and the Warrant Shares, by the Company, except for (i) the obligation to file certain information with the Israel Registrar of Companies, (ii) the obligation to obtain the consent of the Innovation Authority, which the Company has obtained, (iii) such approvals as have been obtained or made, or as may be required by Financial Industry Regulatory Authority, Inc. (“FINRA”) and as may be required under state securities laws and the securities laws of any jurisdiction outside the United States, and (iv) the approval by the Nasdaq Capital Market for the listing of the Firm Shares, Option Shares and Warrant Shares.

(nn)         There are no affiliations with FINRA among the Company’s officers, directors or, to the knowledge of the Company, any five percent or greater shareholder of the Company, except as set forth in the Registration Statement or otherwise disclosed in writing to the Representative.

(oo)          Assuming that (A) the Underwriters are not otherwise subject to taxation in Israel due to Israeli tax residence or the existence of a permanent establishment of such Underwriters in Israel or due to any other present or former connection between the Underwriters and Israel, and (B) the Underwriters’ services under this Agreement will be performed entirely outside of Israel by the Underwriters, no capital gain, income, withholding or other taxes are payable in the State of Israel by or on behalf of the Underwriters to any taxing authority thereof or therein in connection with (i) the issuance, sale and delivery of the Securities as contemplated by this Agreement; (ii) the purchase from the Company, and the initial resale and delivery by the Underwriters of the Securities to purchasers thereof as contemplated by this Agreement; or (iii) the execution, delivery and performance of this Agreement or any other document to be furnished hereunder.

      (pp)          (i) Each of the Company and each of its subsidiaries is in compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment (each such law, an “Environmental Law”) which are applicable to its business; (ii) neither the Company nor its subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) each of the Company and each of its subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval; (iv) to the Company’s knowledge, no facts currently exist that will require the Company or any of its subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by the Company or its subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) (“CERCLA 1980”) or otherwise designated as a contaminated site under other applicable Environmental Laws.  Neither the Company nor any of its subsidiaries has been named as a “potentially responsible party” under CERCLA 1980 or under other applicable Environmental Laws.

(qq)         The Company and its subsidiaries possess, and are in compliance with the terms of, all applicable certificates, authorizations, consents, franchises, licenses and permits (“Licenses”), including, without limitation, any licenses issued by the European Medicines Agency (“EMA”), the Israeli Ministry of Health (the “MOH”) or the U.S. Food and Drug Administration (“FDA”), necessary to the conduct of the business now conducted or proposed in the Prospectus to be conducted by them, except where the failure to possess or be in compliance with any such Licenses would not, individually or in the aggregate, have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received any notice relating to the revocation or modification of any Licenses (or non-compliance therewith) that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect. The Company and its subsidiaries are, and at all times have been, in compliance with all applicable statutes, rules and regulations of the FDA, the EMA, the MOH and other federal, state, local or foreign governmental and regulatory authorities applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product or pipeline product manufactured or distributed by the Company or its subsidiaries, except where such noncompliance would not, individually or in the aggregate, have a Material Adverse Effect. The disclosures in the Registration Statement concerning the effects of federal, state, local and all foreign regulation on the Company’s business as currently contemplated are correct in all material respects.

      (rr)            The Company is not and, after giving effect to the offering and sale of the Securities and the application of proceeds thereof as described in the Statutory Prospectus and the Prospectus, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(ss)          Subject to the qualifications and assumptions set forth in the Registration Statement and the Prospectus, and based on current estimates of the Company’s gross income and gross assets, its intended use of the proceeds of the offering and sale of the Securities and the nature of its business, the Company does not expect that it will be classified as a “passive foreign investment company” (“PFIC”) as defined in Section 1297 of the United States Internal Revenue Code of 1986, as amended, for the taxable year ending December 31, 2022 or December 31, 2023.

(tt)          Neither the Company nor any of its properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of the State of Israel or U.S. federal or New York state law and, to the extent that the Company may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings arising out of, or relating to the transactions contemplated by this Agreement, may at any time be commenced, the Company has, pursuant to Section 9 of this Agreement, waived, and it will waive such right to the extent permitted by law.

(uu)          None of the Company, its subsidiaries, its controlled affiliates nor any of their respective officers or directors nor, to the Company’s knowledge, any of their respective employees or agents or other persons associated with or acting on behalf of the Company or any of its subsidiaries has (a) violated, and the Company and its subsidiaries have instituted and maintain policies and procedures designed to ensure continued compliance with, anti-bribery laws to which they are subject, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, the U.S. Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010, or any other law, rule or regulation of similar purpose and scope, including Sections 291 and 291A of the Israeli Penal Law, 5737-1977, and the rules and regulations thereunder; or (b) (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made, offered, promised, or authorized any payment or gift of money or anything of value, directly or indirectly, to any employee or official of a foreign or domestic government or government owned or controlled entity, or public international organization, political party or official thereof, or candidate for political office; or (iii) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(vv)          The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with all applicable anti-money laundering laws, including but not limited to, applicable federal, state, international, foreign, including Israeli, or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 U.S. Code section 1956 and 1957, the USA PATRIOT Act, the Bank Secrecy Act, the Currency and Foreign Transactions Reporting Act of 1970, Israel Prohibition on Money Laundering Law, 5760-2000, Israel Prohibition on Money Laundering Order, 5761-2001, and the Israel Prohibition on Terrorist Financing Law, 5765-2005, all as amended, and any executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(ww)        Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries (i) has violated, nor shall the Company’s participation in the offering violate, and the Company and its subsidiaries have instituted and maintain policies and procedures designed to ensure continued compliance with all applicable laws and regulations imposing economic sanctions measures, including, but not limited to, the International Emergency Economic Powers Act, the Trading with the Enemy Act, the United Nations Participation Act, and the Syria Accountability and Lebanese Sovereignty Act, all as amended, the Israeli Trade with the Enemy Ordinance, 1939, and any executive order, directive, or regulation pursuant to the authority of any of the foregoing, including the regulations of the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, the Israeli Ministry of Defense, or other relevant sanctions authority (collectively, “Sanctions”) or (ii) is currently the subject or target of any Sanctions. Neither the Company nor any of its subsidiaries is located, organized or resident in a country or territory that is the subject of Sanctions including, without limitation, Cuba, Iran, North Korea, Syria, and the Crimea Region of the Ukraine; and the Company will not directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other person, to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding or facilitation, is the subject or target of Sanctions or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Company has not engaged in, is not currently engaged in, and will not engage in, any dealings or transactions with any person, or with any country or territory, that at the time of the dealing or transaction is or was the subject or target of Sanctions.

             (xx)          Neither the Company nor, to the knowledge of the Company, any other person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent or employee of the Company or its subsidiaries, has, directly or indirectly, while acting on behalf of the Company or its subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment or unlawful benefit to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated or is in violation of, or engaged in any activity or conduct which would constitute an offense under, any provision of the  Foreign Corrupt Practices Act of 1977, as amended, or any provision of any applicable non-U.S. anti-bribery or anti-corruption law or regulation (“Anti-Corruption Laws”); or (iv) made any other unlawful payment. Neither the Company nor its subsidiaries will directly or indirectly use the proceeds of the public offer and sale of Securities or lend, contribute or otherwise make available such proceeds to any subsidiary, affiliate, joint venture partner or any other person or entity for the purpose of financing or facilitating any activity in violation of applicable Anti-Corruption Laws.

      (yy)          The operations of the Company and its subsidiaries are and have been conducted at all times in compliance, in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending, or to the knowledge of the Company, threatened.

      (zz)          Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

      (aaa)          Except as described in the Statutory Prospectus and the Prospectus, the Company has not sold or issued any shares during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

      (bbb)          The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the U.S. Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” as defined in Section 3(3) of ERISA and such regulations and published interpretations in which its employees are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No “Reportable Event” (as defined in 12 ERISA) has occurred with respect to any “Pension Plan” (as defined in ERISA) for which the Company could have any liability.

             (ccc)          Except as described in the Statutory Prospectus and the Prospectus, the clinical studies intended to support a regulatory filing and conducted by or, to the knowledge of the Company, on behalf of or sponsored by the Company or its subsidiaries, or in which the Company or its subsidiaries have participated, that are described in the Statutory Prospectus and the Prospectus, or the results of which are referred to in the Statutory Prospectus and the Prospectus, as applicable, were, and if still pending are, being conducted in all material respects in accordance with standard medical and scientific research standards and procedures for products or product candidates comparable to those being developed by the Company and all applicable statutes and all applicable rules and regulations of the FDA and comparable regulatory agencies outside of the United States to which they are subject, including the EMA (collectively, the “Regulatory Authorities”) and current Good Clinical Practices and Good Laboratory Practices; (ii) the descriptions in the Statutory Prospectus and the Prospectus of the results of such studies are accurate descriptions in all material respects and fairly present the data derived therefrom in all material respects; (iii) the Company has no knowledge of any other clinical studies not described in the Statutory Prospectus and the Prospectus, the results of which are inconsistent with or call into question the results described or referred to in the Statutory Prospectus and the Prospectus; (iv) the Company and its subsidiaries have operated at all times and are currently in compliance in all material respects with all applicable statutes, rules and regulations of the Regulatory Authorities; and (v) neither the Company nor any of its subsidiaries have received any written notices, correspondence or other communications from the Regulatory Authorities or any other governmental agency requiring or threatening the termination, material modification or suspension of any clinical studies that are described in the Statutory Prospectus and the Prospectus or the results of which are referred to in the Statutory Prospectus and the Prospectus, other than ordinary course communications with respect to modifications in connection with the design and implementation of such studies, and, to the Company’s best knowledge, there are no reasonable grounds for the same.

      (ddd)          None of the Company, its directors or its officers has distributed nor will distribute prior to the later of (i) the Closing Date and (ii) completion of the distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Prospectus, the Registration Statement and other materials, if any, permitted by the Securities Act and consistent with the terms of this Agreement.

(eee)          Since the date of the preliminary prospectus included in the Registration Statement filed with the Commission on [•], 2023 (or, if earlier, the first date on which the Company engaged directly or through any Person authorized to act on its behalf in any Testing-the-Waters Communication (as defined herein)) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”). “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act.

(fff)          The Company (a) has not alone engaged in any Testing-the-Waters Communication other than Testing-the-Waters Communications with the consent of the Representative with entities that are qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501 under the Securities Act, and (b) has not authorized anyone other than the Representative to engage in Testing-the-Waters Communications.  The Company reconfirms that the Representative has been authorized to act on its behalf in undertaking Testing-the-Waters Communications.  The Company has not distributed any Written Testing-the-Waters Communications (as defined below) other than those listed on Schedule IV hereto.  “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.

(ggg)        The Company has the power to submit, and pursuant to Section 9 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each United States federal court and New York state court located in the Borough of Manhattan, in the City of New York, New York, U.S.A. (each, a “New York Court”), and the Company has the power to designate, appoint and authorize, and pursuant to Section 9 of this Agreement, has legally, validly, effectively and irrevocably designated, appointed and authorized an agent for service of process in any action arising out of or relating to this Agreement in any New York Court, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 9 hereof.

(hhh)       The Deposit Agreement has been duly authorized by the Company and delivered in accordance with its terms by each of the parties thereto, and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.  Upon the issuance, sale and payment for the underlying Ordinary Shares in accordance with the terms hereof and the due issuance by the Depositary of the ADSs against the deposit of the underlying Ordinary Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such Ordinary Shares will be duly and validly issued, and the persons in whose names the ADSs are registered will be entitled to the rights specified in the Deposit Agreement; and the Deposit Agreement and the ADSs conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

(iii)          No transaction, stamp or other issuance or transfer taxes or duties is payable on behalf of the Underwriters to any taxing authority or therein in connection with (i) the issuance, sale and delivery of the Securities by the Company; (ii) the purchase from the Company, and the initial sale and delivery by the Underwriters of the Securities to purchasers thereof; (iii) the holding or transfer of the Securities; or (iv) the execution and delivery of this Agreement or any other document to be furnished hereunder.

(jjj)         Any certificate signed by an officer or board member of the Company in their capacity as such and delivered to the Underwriters or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Company, as appropriate, to the Underwriters as to matters covered thereby.

(kkk)       Without limiting the Company’s representation and warranty under (a) above, all forward-looking statements, forecasts, estimates, targets and predictions and expressions of opinion, belief, intention and expectation made by the Company expressed in or included in the Registration Statement and in the General Disclosure Package, are truly and honestly held, are not misleading and have been made on reasonable grounds after due and careful consideration of such relevant circumstances and assumptions reasonably deemed relevant and there are no facts which have not been disclosed which by their omission make any such estimates materially misleading or which are material for disclosure. Each of the assumptions used in the preparation of the forward-looking statements, forecasts, estimates, targets and predictions are reasonable and, to the Company’s knowledge, there are no other material assumptions that should reasonably be taken into account in the preparation of such information and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(lll)           (i) No outstanding indebtedness of the Company or any of its subsidiaries has become repayable before its stated maturity, nor has any security in respect of such indebtedness become enforceable by reason of default by the Company or any of its subsidiaries, and no event has occurred or is, the Company’s knowledge, impending which, with the lapse of time or the fulfilment of any condition or the giving of notice or the compliance with any other formality, may reasonably be expected to result in any such indebtedness becoming so repayable or any such security becoming enforceable and neither the Company nor any of its subsidiaries has received notice from any person to whom any indebtedness of the Company or any of its subsidiaries which is repayable on demand is owed, demanding or, to the Company’s knowledge, threatening to demand repayment of, or to take any steps to enforce any security for, the same; (ii) the amounts borrowed by the Company or any of its subsidiaries do not exceed any limitation (A) on borrowing contained in its articles of association, charter or bylaws or other organizational documents, any debenture or other deed or document binding upon them, and neither the Company nor any of its subsidiaries has outstanding any loan capital, or is or has engaged in a financing of a type which would not be required to be shown or reflected in its audited accounts, except in any such case as would not, individually or in the aggregate, have a Material Adverse Effect; and (B) all borrowing facilities of each of the Company and each of its subsidiaries have been duly executed by the Company and its relevant subsidiaries and are in full force and effect and are in compliance with all covenants and undertakings contained therein, except as may terminate in accordance with their terms.

(mmm)     The Company and its subsidiaries have no pending insolvency, bankruptcy, composition or similar proceedings pending against them and have no reason to believe that any such proceeding may be brought and are not in liquidation or receivership.

(nnn)        Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, (i) all the information and communications technologies required for use in the business of the Company and its subsidiaries, including, without limitation, hardware, proprietary and third party software, networks, peripherals and associated documentation and any IT systems currently being implemented by the Company and its subsidiaries (“IT Systems”) used in connection with the businesses of the Company and its subsidiaries: (A) are owned by, or properly licensed or leased to, the Company or its subsidiaries, as applicable, and are not dependent on any facilities or systems which are not under the ownership or control of the Company and its subsidiaries and the Company and its subsidiaries do not share any user rights with any other person; and (B) are all the IT Systems required for the present needs of the business of the Company and its subsidiaries, and the Company has taken reasonable steps to ensure system capacity and ability to process current peak volumes and anticipated volumes in a timely manner; (ii) in relation to the IT Systems, there has not been any act or default by the Company or any of its subsidiaries or their sub-lessees, sub-licensees, sub-contractors nor any other person, and there is no breach of any lease, license, support, maintenance service agreement, understanding or other arrangement (together, “IT Contracts”) granted or provided by a third party in favor of the Company or any of its subsidiaries which may in any way, in the reasonable opinion of the Company, result in any IT Contract being terminated. There is no reason to believe that any IT Contract granted or provided by a third party will not be renewed when it expires on the same or substantially the same terms (including as regards pricing and any other commercial details); (iii) there are no circumstances in which the ownership, benefit or right to use the IT Systems may be lost or rendered liable to termination, by virtue of the making of the public offer and sale of Securities as contemplated by this Agreement (and the Registration Statement and the General Disclosure Package), the entry into and performance of this Agreement and each agreement referred to in it, or the offering and sale of the Securities, except for any such losses or terminations that would not, individually or in the aggregate, have a Material Adverse Effect or otherwise be material in the context of the offering of Securities.

(ooo)       The Company and its subsidiaries comply in all material respects with all applicable data protection laws, guidelines and industry standards and of any privacy policies of its own (including, but not limited to, the Israeli Privacy Protection Regulations, Information Security, 2017). Neither the Company nor any of its subsidiaries has received any notice from a competent authority (including any information or enforcement notice, or any transfer prohibition notice) alleging that the Company or any of its subsidiaries has not complied with applicable data protection laws, guidelines and industry standards. None of the Company or any of its subsidiaries has received any material unresolved written claim from an individual for compensation for breaches of applicable data protection laws or for loss or unauthorized disclosure of personal data.

(ppp)       Neither the Company nor any of its subsidiaries has engaged in price exchange, price fixing or other comparable anti-competitive practices. Neither the Company nor any of its subsidiaries is a party to any agreement, arrangement or concerted practice or is carrying on any practice which in whole or in part contravenes or is invalidated by any applicable anti-trust, anti-monopoly, competition, fair trading, consumer protection or similar legislation in any jurisdiction in which the Company or any of its subsidiaries is established or operating or in respect of which any filing, registration or notification is required or is advisable pursuant to such legislation (whether or not the same has in fact been made), except for any such contraventions or invalidations, or any such failures to make a filing, registration or notification, that would not, individually or in the aggregate, have a Material Adverse Effect or otherwise be material in the context of the public offer and sale of Securities.

(qqq)        Neither the Company, nor to the knowledge of the Company, any person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any trading market on which any of the securities of the Company are listed or designated.

  3.          Conditions of the Underwriters’ Obligations.  The obligations of the Underwriters under this Agreement are several and not joint.  The respective obligations of the Underwriters to purchase the Securities are subject to each of the following terms and conditions:

(a)          Notification that the Registration Statement has become effective shall have been received by the Representative and the Prospectus shall have been timely filed with the Commission in accordance with Section 4(a) of this Agreement and any material required to be filed by the Company pursuant to Rule 433(d) of the Rules shall have been timely filed with the Commission in accordance with such rule.

(b)           No order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any “free writing prospectus” (as defined in Rule 405 of the Rules), shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Representative.  If the Company has elected to rely upon Rule 430A, Rule 430A information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period and the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A.

(c)          The representations and warranties of the Company contained in this Agreement and in the certificates delivered pursuant to Section 3(d) shall be true and correct when made and on and as of the Closing Date as if made on such date. The Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it at or before such Closing Date.

(d)          The Representative shall have received on the Closing Date a certificate, addressed to the Representative and dated the Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company, in their capacity as such officers, to the effect that: (i) the representations, warranties and agreements of the Company in this Agreement were true and correct when made and are true and correct as of the Closing Date; (ii) the Company has performed all covenants and agreements and satisfied all conditions contained herein; (iii) they have carefully examined the Registration Statement, the Prospectus, the General Disclosure Package, and any individual Issuer Free Writing Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include, and as of the Applicable Time, neither (i) the General Disclosure Package, nor (ii) any individual Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the Effective Date, no event has occurred which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement, the Statutory Prospectus or the Prospectus; (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and, to their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act and (v) there has not occurred any Material Adverse Effect.

(e)          The Representative shall have received: (i) simultaneously with the execution of this Agreement, a signed letter from the Auditor addressed to the Representative and dated the date of this Agreement, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the General Disclosure Package, and (ii) on the Closing Date, a signed letter from the Auditor addressed to the Representative and dated the date of the Closing Date, in form and substance reasonably satisfactory to the Representative containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(f)          The Representative shall have received on the Closing Date from Wilson Sonsini Goodrich & Rosati, P.C., U.S. counsel for the Company, an opinion and negative assurance statement, addressed to the Representative and dated the Closing Date, in form and substance reasonably satisfactory to the Representative.

(g)          The Representative shall have received on the Closing Date from Meitar Law Offices, Israeli counsel for the Company, an opinion and negative assurance statement, addressed to the Representative and dated the Closing Date, in form and substance reasonably satisfactory to the Representative.

(h)          The Representative shall have received on the Closing Date from Emmet, Marvin & Martin, LLP, counsel for the Depositary, an opinion, addressed to the Representative and dated the Closing Date, in form and substance reasonably satisfactory to the Representative.

(i)          The Representative shall have received on the Closing Date from Cohn, de Vries, Stadler & Co., intellectual property counsel for the Company, an opinion and written negative assurance statement, addressed to the Representative and dated the Closing Date, in form and substance reasonably satisfactory to the Representative.

(j)          Reserved.

(k)          All proceedings taken in connection with the sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representative and its counsel.  The Shares shall have been delivered via the DTC system to the accounts of the Underwriters, and the Representative shall have received electronic copies of the Warrants executed by the Company.

(l)          The Representative shall have received copies of the Lock-up Agreements executed by each entity or person listed on Schedule II hereto.  In the event that Aegis Capital Corp., in its sole discretion, agrees to release or waive any restriction set forth in a Lock-Up Agreement for an officer or director of the Company, and provides the Company with notice of the impending release or waiver at least three (3) business days before the effective date of such release or waiver (which release or waiver shall be substantially in the Form found at Exhibit C-1 attached hereto), the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit C-2 attached hereto through a major news service at least two (2) business days before the effective date of the release or waiver.

(m)          The Company shall not have taken any action to, or likely to have the effect of, delisting the ADSs, nor shall the Company have received any notification that the Nasdaq Capital Market is contemplating terminating such listing.

(n)          The Representative shall be reasonably satisfied that since the respective dates as of which information is given in the Registration Statement, the Statutory Prospectus, the General Disclosure Package and the Prospectus, (i) there shall not have been any material change in the share capital of the Company or any material change in the indebtedness (other than in the ordinary course of business) of the Company, (ii) except as set forth or contemplated by the Registration Statement, the Statutory Prospectus, the General Disclosure Package or the Prospectus, no material oral or written agreement or other transaction shall have been entered into by the Company that is not in the ordinary course of business or that could reasonably be expected to result in a material reduction in the future earnings of the Company, (iii) no loss or damage (whether or not insured) to the property of the Company shall have been sustained that had or could reasonably be expected to have a Material Adverse Effect, (iv) no legal or governmental action, suit or proceeding affecting the Company or any of its properties that is material to the Company or that affects or could reasonably be expected to affect the transactions contemplated by this Agreement shall have been instituted or threatened and (v) there shall not have been any material change in the assets, properties, condition (financial or otherwise), or in the results of operations, business affairs or business prospects of the Company or its subsidiaries considered as a whole that makes it impractical or inadvisable in the Representative’s reasonable judgment to proceed with the purchase or offering of the Securities as contemplated hereby.

(o)          FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and agreements in connection with the offering of the Securities.

(p)          The Company shall have furnished or caused to be furnished to the Representative such further certificates or documents as the Representative shall have reasonably requested.

4.           Covenants and other Agreements of the Company and the Underwriters.

(a)            The Company covenants and agrees as follows:

(i)          The Company will use its reasonable best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective as promptly as possible.  The Company shall prepare the Prospectus in a form approved by the Representative and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the Rules. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time and manner required under Rules 433(d) or 163(b)(2), as the case may be.

(ii)          The Company shall promptly advise the Representative in writing (A) when any post-effective amendment to the Registration Statement shall have become effective or any supplement to the Prospectus shall have been filed, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or any “free writing prospectus,” as defined in Rule 405 of the Rules, or the institution or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.  The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus or any Issuer Free Writing Prospectus unless the Company has furnished the Representative a copy for its review and obtained the Representative’s consent (not to be unreasonably withheld) prior to filing and shall not file any such proposed amendment or supplement to which the Representative reasonably objects.  The Company shall use its reasonable best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as reasonably possible the withdrawal thereof.

(iii)          If, at any time when a prospectus relating to the Securities (or, in lieu thereof, the notice referred to in Rule 173(a) of the Rules) is required to be delivered under the Securities Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this Section 4(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

(iv)          If at any time following issuance of an Issuer Free Writing Prospectus there occurs an event or development as a result of which such Issuer Free Writing Prospectus would conflict with the information contained in the Registration Statement or would include an untrue statement of a material fact or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(v)          The Company shall make generally available to its security holders and to the Representative as soon as practicable, but not later than forty-five (45) days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or ninety (90) days if such 12-month period coincides with the Company’s fiscal year), an earning statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

(vi)          The Company shall furnish to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representative may reasonably request.  If applicable, the copies of the Registration Statement, Preliminary Prospectus, any Issuer Free Writing Prospectus and Prospectus and each amendment and supplement thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(vii)          The Company shall cooperate with the Representative and its counsel in endeavoring to qualify the Securities for offer and sale in connection with the offering under the laws of such jurisdictions as the Representative may designate and shall maintain such qualifications in effect so long as required for the distribution of the Securities; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

(viii)          The Company, during the period when the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules) is required to be delivered under the Securities Act and the Rules or the Exchange Act, will file all reports and other documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the regulations promulgated thereunder.

(ix)          Without the prior written consent of the Representative, for a period of sixty (60) days after the date of this Agreement, the Company shall not issue, sell or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company), except for (i) the issuance of the Shares and the issuance of the Warrants and the issuance of any Warrant Shares upon exercise of the Warrants and Ordinary Shares underlying such Warrant Shares pursuant to the Registration Statement and the issuance of the Ordinary Shares underlying such Shares, (ii) the issuance of securities pursuant to the Company’s existing stock option plan or bonus plan as described in the Registration Statement and the Prospectus, (iii) the issuance of equity securities pursuant to the conversion of securities or the exercise of warrants, which securities or warrants are outstanding on the date hereof and described in the Registration Statement and the Prospectus or (iv) the issuance of equity securities or any securities convertible into, or exercisable for, or exchangeable for equity securities, or the entry into an agreement to issue equity securities, or any securities convertible into or exercisable or exchangeable for equity securities, in connection with any merger, joint venture, strategic alliance, commercial or other collaborative transaction, or the acquisition or license of the business, property, technology or other assets of another individual or entity, or the assumption of an employee benefit plan in connection with such a merger or acquisition, provided, however, that (x) the aggregate number of equity securities, or securities convertible into or exercisable or exchangeable for equity securities, that the Company may issue or agree to issue pursuant to this clause (iv) shall not exceed 10.0% of the total outstanding shares of the Company immediately following the issuance of the Shares, and (y) the recipients of any such securities used pursuant to this clause (iv) shall promptly provide to the Representatives a signed lockup letter in the form attached as Exhibit C hereto.  For the avoidance of doubt, the Company shall not sell ADSs pursuant to the Controlled Equity Offering Sales Agreement with Cantor Fitzgerald & Co., dated April 30, 2021, during the 60-day period following the date of this Agreement.

(x)          On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the Nasdaq Capital Market (including any required registration under the Exchange Act).

(xi)          Prior to the Closing Date, the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of any of them, or the offering of the Securities without the prior written consent of the Representative unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law.

(xii)          The Company will apply the net proceeds from the offering of the Securities in the manner set forth under “Use of Proceeds” in the Prospectus.

(xiii)          The Company will promptly notify the Representative if the Company ceases to be an Emerging Growth Company at any time prior to the later of (a) completion of the distribution of the Securities within the meaning of the Securities Act and (b) completion of the 60-day restricted period referred to in Section 4(a)(ix) hereof.

(xiv)          If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such  untrue statement or omission.

             (b)          The Company agrees to pay, or reimburse if paid by the Representative, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Securities and the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, reproduction filing and distribution of the Registration Statement, including all exhibits thereto, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, all amendments and supplements thereto, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Securities to the Underwriters, if applicable; (iii) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 4(a)(vii), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Representative and to the Underwriters of copies of each Preliminary Prospectus, the Prospectus and all amendments or supplements to the Prospectus, any Issuer Free Writing Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Securities by the Underwriters or by dealers to whom Securities may be sold; (v) the filing fees of FINRA in connection with its review of the terms of the public offering and reasonable fees and disbursements of counsel for the Underwriters in connection with such review; (vi) inclusion of the Firm Shares, Option Shares and Warrant Shares for quotation on the Nasdaq Capital Market; (vii) all transfer taxes, if any, with respect to the sale and delivery of the Securities by the Company to the Underwriters; and (viii) all costs and expenses incident to the offering and the performance of the obligations of the Company under this Agreement, and all reasonable out-of-pocket costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement (including, without limitation, the fees and expenses of Underwriters’ outside attorneys), provided that any such out-of-pocket costs and expenses to be reimbursed or paid by the Company shall not exceed $100,000 (without the Company’s prior approval).

            (c)          The Company acknowledges and agrees that each of the Underwriters has acted and is acting solely in the capacity of a principal in an arm’s length transaction between the Company, on the one hand, and the Underwriters, on the other hand, with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor, agent or fiduciary to the Company or any other person, and that the Underwriters may have interests that differ from those of the Company.  Additionally, the Company acknowledges and agrees that the Underwriters have not and will not advise the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.  The Company has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company or any other person with respect thereto, whether arising prior to or after the date hereof.  Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions have been and will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.  The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary duty to the Company or any other person in connection with any such transaction or the process leading thereto.

  (d)          The Company represents and agrees that, unless it obtains the prior consent of the Representative, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representative, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission.  The Company has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.  The Company represents that it has satisfied and agrees that it will satisfy the conditions set forth in Rule 433 of the Rules to avoid a requirement to file with the Commission any Road Show.

  (e)          The Company shall ensure that: (i) the qualifications of the persons serving as board members and the overall composition of the Board of Directors comply with the Sarbanes-Oxley Act and with the listing requirements of the Nasdaq Capital Market and (ii) if applicable, at least one member of the Board of Directors qualifies as a “financial expert” as such term is defined under the Sarbanes-Oxley Act.

5.           Indemnification.

(a)          The Company agrees to indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise, directly or indirectly, in connection with, out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement, the Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any “issuer-information” filed or required to be filed pursuant to Rule 433(d) of the Rules, any amendment thereof or supplement thereto, any Written Testing-the-Waters Communication, or in any Blue Sky application or other information or other documents executed by the Company filed in any state or other jurisdiction to qualify any or all of the Securities under the securities laws thereof (any such application, document or information being hereinafter referred to as a “Blue Sky Application”), (ii) arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any actual or alleged breach by the Company of any of its obligations, or of any of its representations, warranties and undertakings, set out in this Agreement; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Securities to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement, the Prospectus, the Statutory Prospectus, any Issuer Free Writing Prospectus or such amendment or supplement thereto, any Written Testing-the-Waters Communication, or in any Blue Sky Application in reliance upon and in conformity with the Underwriter Information, or if any such losses, claims, damages or liabilities have arisen from (i) the fraud, gross negligence, willful misconduct or bad faith of, or material breach of the Agreement by the person entitled to indemnification to the extent finally judicially determined by a court of competent jurisdiction or by a regulatory authority (as appropriate) or (ii) a breach of the duties owed by an person to indemnification under relevant regulatory rules to the extent finally judicially determined by a court of competent jurisdiction or by a regulatory authority (as appropriate). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

             (b)          Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, against any losses, claims, damages or liabilities to which such party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise, directly or indirectly, in connection with, out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Statutory Prospectus or the Prospectus or any such amendment or supplement in reliance upon and in conformity with the Underwriter Information; provided, however, that the obligation of each Underwriter to indemnify the Company (including any controlling person, director or officer thereof) shall be limited to the amount of the underwriting discount and commissions applicable to the Securities to be purchased by such Underwriter hereunder, and that that such indemnity shall not inure to the benefit of the Company (or any person controlling such Company) on account of any losses, claims, damages or liabilities arising from (i) the fraud, gross negligence, willful misconduct or bad faith of, or material breach of the Agreement by the person entitled to indemnification to the extent finally judicially determined by a court of competent jurisdiction or by a regulatory authority (as appropriate) or (ii) a breach of the duties owed by an person to indemnification under relevant regulatory rules to the extent finally judicially determined by a court of competent jurisdiction or by a regulatory authority (as appropriate).

             (c)          Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served.  No indemnification provided for in Section 5(a) or 5(b) shall be available to any party who shall fail to give notice as provided in this Section 5(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section.  In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof.  The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties.  An indemnifying party shall not be liable for any settlement of any action, suit, and proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed. No indemnifying party shall settle any action, suit or proceeding for which indemnification or contribution is or would have been available hereunder to an indemnified person that was or could have been made party thereto without obtaining a release in favor of each such indemnified person from all claims brought in or arising from such action, suit or proceeding.

6.           Contribution.  In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 5(a) or 5(b) is due in accordance with its terms but for any reason is unavailable to or insufficient to hold harmless an indemnified party in respect to any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate losses, liabilities, claims, damages and expenses (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.  The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.  Notwithstanding the provisions of this Section 6, no Underwriter (except as may be provided in the Agreement Among Underwriters) shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Securities purchased by such Underwriter.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 6, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.  Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 6, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 6.  No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent.  The Underwriters’ obligations to contribute pursuant to this Section 6 are several in proportion to their respective underwriting commitments and not joint.

7.          Termination.

           (a)          This Agreement may be terminated with respect to the Securities to be purchased on the Closing Date by the Representative by notifying the Company at any time at or before the Closing Date in the absolute discretion of the Representative if: (i) there has occurred any material adverse change in the securities markets or any event, act or occurrence that has materially disrupted, or in the opinion of the Representative, will in the future materially disrupt, the securities markets or there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in Israel or the United States is such as to make it, in the judgment of the Representative, inadvisable or impracticable to market the Securities or enforce contracts for the sale of the Securities; (ii) there has occurred any outbreak or material escalation of hostilities or acts of terrorism or other calamity or crisis the effect of which on the financial markets of Israel or the United States is such as to make it, in the judgment of the Representative, inadvisable or impracticable to market the Securities or enforce contracts for the sale of the Securities; (iii) trading in the Shares or any securities of the Company has been suspended or materially limited by the Commission or trading generally on the New York Stock Exchange, Inc. or the Nasdaq Stock Market has been suspended or materially limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by any of said exchanges or by such system or by order of the Commission, FINRA, or any other governmental or regulatory authority; (iv) a banking moratorium has been declared by any state, federal or Israeli authority; (v) in the judgment of the Representative, there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business; (vi) the representations and warranties given by the Company in this Agreement have ceased to be true and accurate in all material respects; or (vii) there has been a material breach by the Company of any of the covenants contained in this Agreement.

           (b)          If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company, except that (y) if this Agreement is terminated by the Representative or the Underwriters because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Securities or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Securities agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company or to the other Underwriters for damages occasioned by its failure or refusal.

8.          Reserved.

9.         Miscellaneous.  The respective agreements, representations, warranties, indemnities and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or the Company or any of their respective officers, directors or controlling persons referred to in Sections 5 and 6 hereof, and shall survive delivery of and payment for the Securities.  In addition, the provisions of Sections 4(b), 5, 6 and 7 shall survive the termination or cancellation of this Agreement.

This Agreement has been and is made for the benefit of the Underwriters, the Company, and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  The term “successors and assigns” shall not include any purchaser of Securities from any Underwriter merely because of such purchase.

All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or facsimile if subsequently confirmed in writing, (a) if to the Representative, c/o Aegis Capital Corp., 1345 Avenue of the Americas, 27th Floor, New York, NY 10105 Attention:  Robert Eide, with a copy to Kaufman & Canoles, P.C., Two James Center, 14th Floor, 1021 E. Cary St., Richmond, VA 23219, Attention: Anthony W. Basch, Esq., and (b) if to the Company, to its agent for service as such agent’s address appears on the cover page of the Registration Statement, with a copy to (i) Wilson Sonsini Goodrich & Rosati, P.C., 1881 9th Street, Suite 110, Boulder, CO 80302, Attention: Brent Fassett and (ii) Meitar Law Offices, 16 Abba Hillel Silver Road, Ramat Gan 5250608, Israel, Attention: David S. Glatt and Ronen Bezalel.

This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. The Company has irrevocably appointed Chemomab Therapeutics, Inc., which currently maintains an office at One Kendall Square, Building 1400E, Suite 14-105, Cambridge, MA 02139, United States of America, as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any Specified Court.

With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

The obligations of the Company pursuant to this Agreement in respect of any sum due to the Underwriters shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by the Underwriters of any sum adjudged to be so due in such other currency, on which the Underwriters may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to the Underwriters in United States dollars hereunder, the Company agrees as a separate obligation and notwithstanding any such judgment, to indemnify the Underwriters against such loss. If the United States dollars so purchased are greater than the sum originally due to the Underwriters hereunder, the Underwriters agree to pay to the Company an amount equal to the excess of the dollars so purchased over the sum originally due to the Underwriters hereunder.

All payments made or deemed to be made by or on behalf of the Company to any Underwriter, its officers and employees, and each person controlling any Underwriter under this Agreement, if any, will be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature (other than taxes on net income or similar taxes) imposed or levied by or on behalf of the State of Israel or any political subdivision or any taxing authority thereof or therein or any other jurisdiction in which the Company is organized or incorporated, engaged in business for tax purposes or is otherwise resident for tax purposes or has a permanent establishment, any jurisdiction from or through which payment is made by or on behalf of the Company, or any political subdivision, authority or agency in or of any of the foregoing having power to tax, unless the Company is or becomes required by law to withhold or deduct such taxes, duties, assessments or other governmental charges.  In such event, the Company will pay such additional amounts as will result, after such withholding or deduction, in the receipt by each Underwriter, its officers and employees, and each person controlling any Underwriter, as the case may be, of the amounts that would otherwise have been receivable in respect thereof had such deduction or withholding not been required. Notwithstanding anything to the contrary herein, in no event shall the Company be liable to pay (or pay additional amounts with respect to) any taxes, duties, assessments, governmental charges, withholding or deduction imposed on an Underwriter as a result of the Underwriter being (currently or in the past) a tax resident of, or having a permanent establishment in, the jurisdiction imposing the tax or as a result of any present or former connection (other than as a result of entering into this Agreement or any connection resulting from the transactions contemplated by this Agreement) between the Underwriter and the jurisdiction imposing such tax, withholding or deduction or, to the extent resulting from the Underwriter’s services under this Agreement having been performed by or on behalf of the Underwriter inside the State of Israel. If timely requested by the Company, the Underwriters shall reasonably cooperate with the Company, by providing reasonably required information for the Company to obtain an exemption certificate from withholding or deduction in connection with the payments under this Agreement, if any. All sums payable, paid or deemed payable under this Agreement shall be considered exclusive of value added tax, sales tax or other similar taxes which, to the extent applicable, shall be borne by, paid, collected and remitted by the Company in accordance with applicable law.

The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision. If any section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

[Remainder of Page Intentionally Left Blank. Signature Page Follows.]

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Please confirm that the foregoing correctly sets forth the agreement among us.

Very truly yours, CHEMOMAB THERAPEUTICS LTD. By: ________________________________ Name: Title:

Confirmed:

AEGIS CAPITAL CORP.

By: ________________________________
       Name: Robert Eide
       Title: Chief Executive Officer

Acting severally on behalf of itself
and as representative of the several
Underwriters named in Schedule I annexed
hereto.

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriter	Number of Firm Units to Be Purchased	Number of Option Securities to Be Purchased if the Maximum Over-Allotment Option Is Exercised
Aegis Capital Corp.	Common Units: [NUMBER]	[NUMBER]
Pre-funded Units: [NUMBER]
Total:	[NUMBER]	[NUMBER]

SCHEDULE II

Lock-up Signatories

Nissim Darvish
Jill Quigley
Neil Cohen
Claude Nicais
Adi Mor
Alan Moses
Dale Pfost
Donald Marvin
Dr. Matthew B. Frankel

SCHEDULE III

Issuer Free Writing Prospectuses

[None.]

SCHEDULE IV

Testing-the-Waters Communications

[None.]

Exhibit A

[TO COME]

Exhibit B

[TO COME]

Exhibit C

[TO COME]

Exhibit C-1

[TO COME]

Exhibit C-2

[TO COME]